May 29, 2025

BNY MELLON ETF TRUST

-BNY Mellon Concentrated International ETF

Supplement to Current Summary Prospectus, Prospectus, and Statement of Additional Information (SAI)

Effective June 30, 2025, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund who also are the members of Walter Scott's Investment Executive group, are: Roy Leckie, a director of Walter Scott and co-chair of the IMC; Jane Henderson, Managing Director of Walter Scott; Fraser Fox, an investment manager at Walter Scott; and Maxim Skorniakov, an investment manager at Walter Scott.

*********

Effective June 30, 2025, the following information supersedes and replaces the information in the first paragraph in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Investment decisions for the fund have been made since the fund's inception in December 2021 by Walter Scott's Investment Team, which is overseen by Walter Scott's Investment Management Committee (IMC). The members of the Investment Team with the most significant responsibility for the day-to-day management of the fund who also are the members of Walter Scott's Investment Executive (IE) group, are: Roy Leckie; Jane Henderson; Fraser Fox; and Maxim Skorniakov. At Walter Scott investment decisions are made through a collective process. The Research team initiates the investment process and all buy recommendations need to withstand the scrutiny of the whole Research team. Through this intense, forensic examination and collective debate among the members of the Research team, high conviction decisions can be made. Once the Research team agrees to proceed with an investment proposal, that proposal is reviewed and ratified by the IE. A sell recommendation can be triggered by a single individual on the Research team with a well-researched dissenting argument. However, it is more common for the Research team to collectively recognize that the investment rationale for a stock has materially deteriorated or its valuation has appreciated to a level that can no longer be justified by the company’s fundamentals. Sell decisions do not require ratification by the IE, although the case for the sale will still be heard. Mr. Leckie is a director of Walter Scott and co-chair of the IMC. Ms. Henderson is Managing Director of Walter Scott. Messrs. Fox and Skroniakov are investment managers at Walter Scott. Mr. Leckie and Ms. Henderson have been employed by Walter Scott since 1995. Messrs. Fox and Skorniakov have been employed by Walter Scott since 2003. All aspects of the investment and portfolio management processes are also formally overseen by the IMC, which includes all members of the IE as well as senior Research, Investment Operations, Client Service, Governance and Operations and Compliance staff.

Effective June 30, 2025, all references to Charlie Macquaker are removed from the SAI.

4864STK0525

May 29, 2025

Securities and Exchange Commission
Office of Filings and Information Services
100 F Street, NE
Washington, DC 20549

RE: BNY Mellon ETF Trust (the "Registrant")

- BNY Mellon Concentrated International ETF (the "Fund")

CIK No.: 0001493580
1940 Act File No.: 811-23477
1933 Act File No.: 333-234030

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, transmitted for filing is the EDGARized version of the supplement, dated May 29, 2025, for the above refenced Fund's current Prospectus and Summary Prospectus and current Statement of Additional Information.

Please address any comments or questions to my attention at (412) 236-3018.

Sincerely,

/s/ Nicole B. Evoy
Nicole B. Evoy
Associate, Paralegal II